Taxes on Income (Details) - Schedule of deferred tax liabilities and assets - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Schedule of deferred tax liabilities and assets [Abstract]
Net operating loss carry forward	[1]	$ 7,240	$ 7,343
Net capital loss carry forward	[1]	6,848	5,427
Allowances and provisions		142	149
Intangible assets, net		(51)	(9)
Deferred tax assets, gross		14,179	12,910
Valuation allowance	[2]	(14,179)	(12,910)
Net deferred tax Liability

[1]	See Note 16b.
[2]	In the years 2021 and 2020, the Company has provided valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2021 was mainly due to an increase of net capital loss carry forward.